Dynatronics Corporation

Driving Change and Delivering Results:

Transform / Simplify / Build Sustainable Growth

November 11, 2021 | NASDAQ:DYNT

SAFE HARBOR

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Those statements include references to the company's expectations and similar statements. Such forward-looking statements reflect the views of management at the time such statements are made. These statements include our statements regarding expected improvement in overall performance, expectations that the company will deliver higher annual gross margins, operating income and cash flow from operations in fiscal year 2022 compared to fiscal year 2021, expectations regarding reduction in leased space in fiscal year 2022, expectations regarding net sales, gross margin, selling general and administrative costs, and other income in fiscal year 2022, and uncertainties involving the impact of the COVID-19 pandemic on the company's results of operations and financial condition. These forward-looking statements are subject to a number of risks, uncertainties, estimates, and assumptions that may cause actual results to differ materially from current expectations. The contents of this presentation should be considered in conjunction with the risk factors, warnings, and cautionary statements that are contained in the company's annual, quarterly and other reports filed with the Securities and Exchange Commission. Dynatronics does not undertake to update its forward-looking statements, whether as a result of new information, future events, or otherwise.

Continued product net sales as used in this presentation is a non-GAAP measure as defined under the rules of the Securities and Exchange Commission. The company defines continued product net sales as sales excluding discontinued products and sales of physical therapy and rehabilitation products through our direct sales channel. Management uses this non-GAAP measure to evaluate our operating performance and to forecast future periods. Management believes this non-GAAP measure provides investors additional information about the company's ongoing operating performance and is not intended as a substitute for, or superior to, the financial measure prepared in accordance with GAAP. Investors are cautioned against placing undue reliance on this non-GAAP measure.

FOCUSED LEADERSHIP

Proven commercial success and business transformations in medical device markets.
Creating significant growth opportunities.



John Krier

President & Chief Executive Officer

- Appointed CEO in July 2020
- John joined Dynatronics as CFO in March 2020. Prior to that was VP, Marketing and Commercial Operations at Breg since 2014, a long-standing significant customer of Dynatronics and important player in our market
- Proven track record in driving commercial success to meet customers' tailored needs including 13 successful acquisitions while at Breg and predecessor, delivering a compelling and sustainable business model



Norm Roegner

Chief Financial Officer

- Joined Dynatronics as CFO in November 2020
- Previously VP of Finance for Molex's Medical and Pharmaceutical Division, a global leader of manufacturing services to the medical device market
- Over 20 years of experience in senior finance positions leading business transformations with focuses on aligning resources, refreshing commercial strategies and optimizing supply chains



Skyler Black

Corporate Controller

- Joined Dynatronics in 2018
- 12 years of financial discipline at PricewaterhouseCoopers, a Big 4 leader

Dynatronics HAUSMANN BIRD & CRONIN

KEY TAKEAWAYS – FIRST QUARTER FY '22

- **Business model change and favorable markets are driving sales growth and gross margin improvement.**
  - Completed to date: new exclusive dealer sales model and product mix shift to faster growth, higher margin products.
  - Sales of $12.3M in Q1 FY '22. Comparative baseline Net Sales of $9.8M in Q4 FY '21. Net sales of $12.2M in Q4 FY' 21.
  - Midpoint of sales guidance of $42.5M in FY '22 **represents 15% growth rate** in FY' 22 relative to the $37M baseline set in April 2021.
  - 29.8% gross margin in Q1 FY '22, somewhat muted by impact of COVID-19 and supply chain challenges. 27% gross margin in FY '21. Gross margin target > 40% over time.
  - Managing COVID-19 and supply chain challenges.

- **Business transformation remains our top priority: Executing well and leveraging capabilities.**
  Dynatronics leadership has proven commercial success and business transformations in medical device markets.
  - Deliver commercial success, emphasizing quality for cost and differentiated customer experience
  - Improve margins
  - Optimize manufacturing and supply chain
  - Continue focus on cash flow from operations
  - Timely commercial launch of new products focused on growth markets
  - Target acquisitions in existing or adjacent markets with customer uptake and > 40% gross margin

- **Cash balance of $5.5M, no debt, and zero balance on line of credit with a borrowing base of approximately $5.2M at 9/30/21. Capital is adequate to support existing operations**

The company targets improvement in gross margin, operating income, and cash flow from operations in FY '22 relative to FY '21 and over time (excluding notable impacts in Other Income in Q4 FY '21).

DRIVING CHANGE AND DELIVERING RESULTS

		August 2019 to March 2021 Position for growth. Improve business fundamentals and sustainability	April 2021 to June 2021 Business optimization	FY '22 to Long-Term Sustained Growth Framework
Growth Through Strategic Recruitment	▪ Leadership hires: CEO, CFO, VP of Marketing, VP of Customer Experience, three new management team directors, and former CEO remains as Board member and active consultant. ▪ Our new Culture Partners accountability culture is at the core of the organization.			
Strengthen Balance Sheet and Accretive M&A	▪ Cash balance of $5.5M, no debt, and zero balance on LOC with a borrowing base of ~$5.2M at 9/30/21. Capital is adequate to support existing operations. ▪ Balance sheet supports M&A in target markets. Focused criteria: >40% gross margin, cash flow contribution in first year.			

Dynatronics HAUSMANN BIRD & CRONIN

DRIVING CHANGE AND DELIVERING RESULTS *(CONTINUED)*

		August 2019 to March 2021 Position for growth. Improve business fundamentals and sustainability	April 2021 to June 2021 Business optimization	FY '22 to Long-Term Sustained Growth Framework
Transformation and Commercial Success	▪ Shifted product mix to higher margin products manufactured by the company. ▪ Eliminated ~1,600 non-value add, low-margin, distributed products as planned. ▪ Rehabilitation sales exclusively to existing and new dealers. ▪ New products focused on growth markets.			
Expand Margins and Cash flow	▪ +15% organic sales growth at the mid-point of our guidance of $40M to $45M in FY '22. ▪ Plan for higher gross margin, operating income, and cash flow growth in FY '22 relative to FY '21 and over the long term. ▪ Gross margin target > 40% over time. Gross margin was 29.8% in Q1 FY '22, and 27.0% in FY '21.			

+15% ANNUAL SALES GROWTH GUIDANCE IN FY '22

Annual Sales



+15% Organic
~$37.00M
$42.50M
Baseline[1] Organic
FY '22E[4] Organic

Quarterly Sales



~$9.25M
$9.80M
$12.30M
Baseline[1] Organic
Q4 FY '21[2] Organic
Q1 FY '22[3] Organic

- Customer and dealer reaction to business optimization is strong and results in Q1 FY '22 and Q4 FY '21 **exceeded our baseline expectation.**
- Transformation plans for improvement in **gross margin, operating income and cash flow from operations in FY '22 relative to FY '21** (excluding notable impacts in Other Income in Q4 FY '21).
- **Gross margin target > 40% over time. Gross margin was 29.8% in Q1 FY '22 and 27.0% in FY '21.**

[1] Baseline set in April 2021 I [2] Continued product net sales in Q4 FY '21 I [3] Net sales in Q1 FY '22 I [4] Midpoint of annual guidance

Dynatronics HAUSMANN BIRD & CRONIN

GUIDANCE FOR FY ’22 DETAILS

Net Sales:

- Net sales of **$40M to $45M in FY ’22**, assuming continued growth in procedure volume and related site visits despite the recent surge in COVID-19 activity. The FY ’22 net sales mid-point is a 15% improvement relative to the ˜$37M annual baseline continued product net sales set in April 2021.
- Net sales guidance reflects the Company’s expected GAAP revenue. Products sales in FY ’22 will represent products we plan to offer moving forward since the product portfolio optimization initiatives announced on April 22, 2021 were substantially completed in FY ’21.

Gross Margins:

- The company targets improvement in gross margin, operating income, and cash flow from operations in FY ’22 relative to FY ’21 and over time (excluding notable impacts in Other Income in Q4 FY ‘21).
- Gross margin is continuing to be impacted by challenges of COVID-19, including higher delivery and shipment costs and overall supply chain disruption.

Selling, General, and Administrative Expenses (“SG&A”) and Other Notable Items:

- **SG&A of 30.0% to 35.0% of net sales in FY ’22.**
- **Other Income of approximately $0.9M benefit from the Employee Retention Credit in Q1 FY ’22.**

The company continues to expect volatility due to the challenges from COVID-19, including higher raw material, delivery and shipment costs, supply chain disruptions, extended handling times and delays or disruption in procedure volume. Dynatronics also expects some ongoing volatility from the company's business optimization.

DYNATRONICS IS IN ATTRACTIVE, GROWING MARKETS

Selected Rehabilitation and Bracing Markets +4.9B[1]



Bracing 6.5% CAGR
Rehab 5.3% CAGR
$ in billions
$4.9
$2.1
$1.4
$1.4
2021E
$6.1
$2.6
$1.7
$1.8
2025F
■Bracing ■Rehab Equipment ■Rehab Therapeutic Modalities

1) Source: Markets and Markets, 2020. Stacked bar chart includes US Markets of the following categories: Electrotherapy, Ultrasound, Exercise Therapy, Cryotherapy, Combination Therapy, Laser Therapy, Rehabilitation Equipment, Orthopedic Bracing

Favorable Market Trends

- **Favorable Demographics** — Physically active, aging and obese population, higher focus on wellness accelerating demand for rehabilitation support systems
- **Value-Based Healthcare** — Physicians and clinics moving towards a more conservative treatment style
- **Lower Acuity Treatment** — Incentives to treat patients in lower acuity settings (e.g., physical therapy, ASCs) to maximize cost efficiency
- **Faster Recovery** — Importance of using minimally invasive treatments to reduce recovery times

Rehabilitation and Bracing & Supports markets continue to exhibit an attractive growth profile

M&A STRATEGY

Acquisition growth opportunities in a fragmented market to add scale with an accomplished M&A team and demonstrated ability to successfully integrate

Acquisition Targets:

VALUE BUYER WITH FOCUSED CRITERIA

RIGHT SIZED TARGET
Revenue between $5M - $30M

PROFITABILITY
Gross margin accretive (driving target of >40%)

QUICK CASH WIN
Cash flow contribution within first year

ENHANCED PORTFOLIO
Products focused on existing or adjacent market segments

BRANDS WE KNOW
Respected & established brand(s) known in market

A WELL-SUITED ADDITION
Good culture fit and ease of integration

RECENT FINANCIAL AND OPERATIONS HIGHLIGHTS

Financial Highlights:

- $12.3M net sales in Q1 FY '22, compared to the $9.8M net sales baseline from continued products in Q4 FY '21. Net sales of $12.2M in Q4 FY' 21.
- 29.8% gross margin in Q1 FY '22, somewhat muted by impact of COVID-19 and supply chain challenges. 27% gross margin in FY '21. Gross margin target > 40% over time.
- Cash balance of $5.5M, no debt, and zero balance on line of credit with a borrowing base of approximately $5.2M at 9/30/21. Higher inventory investment to serve customer demand and protect customer deliveries. Capital is adequate to support existing operations.

Business and Operations Highlights:

- Debuted our new Hausmann "3D PROTEAM Builder" in July 2021, excellent feedback from large dealers. It is an online configurable product application that customers can customize our product offerings to suit their needs.
- Director, Strategic Accounts joined in July 2021, along with additional senior account managers to strengthen dealer relationships.
- Announced in October 2021 termination of Millstone Medical Outsourcing for order fulfillment effective January 1, 2022.
  - Dynatronics' order fulfillment will be shifted to its distribution center in Minnesota providing the opportunity for gross margin expansion, consistent and innovative customer experience, and additional scale of order fulfillment for growth.

TRADING AT 0.5X EV/SALES(TTM) VS PEERS AT 4.2X


EV/Sales (TTM)
4.2x
0.5x
DYNT
Peers1

Dynatronics' Recent Announcements:

- Customer and dealer reaction to business optimization is strong and results in Q1 FY '22 and Q4 FY '21 **exceeded our baseline expectation.**
- FY '22 net sales to be $40, to $45M, the **midpoint of this guidance range is a 15% improvement** relative to the $37M annual continued product net sales baseline set in April 2021.
- **Gross margin target > 40% over time. Gross margin was 29.8% in Q1 FY '22 and 27.0% in FY '21.**

[1] Enterprise value as of 11/09/21
Peers are USPH, ZYXI, VIVE, OMI, IMAC, KIDS, KRMD (Peer Group Average used is Median)

INVESTMENT HIGHLIGHTS (NASDAQ: DYNT)

Valuable Products Serving Growth Markets	• Well-respected brands standing the test of time in each market • Relevant product portfolio serving our growth markets • Enhanced management focus exclusively on our manufactured brands
Transformation to Accelerate Growth	• Dynatronics is building an accomplished transformational team, which can deliver strong business results • Developing a culture focused on generating scale by applying disciplined financial models to investment decisions • Driving change with a sense of urgency to achieve continuous growth
Attractive Investment Appeal	• Shares are trading at 0.5x EV to revenues vs. peer group of 4.2x[1] • Cash flow from operations and no debt • Management incentive compensation is linked to revenue and EBITDA growth

1) Enterprise value as of 11/09/21
Peers are USPH, ZYXI, VIVE, OMI, IMAC, KIDS, KRMD (Peer Group Average used is Median)

Dynatronics Corporation

Investor Relations Contacts

Skyler Black
Dynatronics
ir@dynatronics.com

Jeff Christensen
Darrow Associates
jchristensen@darrowir.com

Dynatronics®

HAUSMANN™

BIRD & CRONIN®

DYNATRONICS AT A GLANCE

- Provider of high-quality restorative medical device products to the orthopedic and rehabilitation industry designed to accelerate achieving optimal health – favorable market trends
- Driving change and results to deliver a compelling and durable business model, demonstrating strong financial performance from emerging scalable operations
- Leadership Team, prior to joining Dynatronics:
  Proven commercial success and business transformations in medical device markets

KEY STATISTICS	
Headquarters	Eagan, MN
52 Week Share Price Range (as of 9/30/21)	$0.52 to $2.56
Market Capitalization(1) (as of 9/30/21)	$26.6M
Average Volume (12 month)	975K
Net Sales in FY ’21	$47.8M

(1) Excluding preferred stock

Customers

MEMORIAL HERMANN
Sutter Health
UnityPoint Health
BREG
RAIDERS
KAISER PERMANENTE
Allina Health
CHARGERS
COWBOYS
USSPEEDSKATING
OM Owens & Minor
DIRECT SUPPLY
PERFORMANCE HEALTH
BOSTON RED SOX

+ Thousands of Private Practice Therapists and Athletic Trainers

FOCUSED LEADERSHIP

Proven commercial success and business transformations in medical device markets.
Creating significant growth opportunities.



Brian Baker *Previous Affiliations* SeaSpine, INTEGRA

Board Member and Active Consultant
Former COO and CEO

- 25+ years of experience in medical-device industry
- Specializes in driving operational efficiencies, building high-performing teams, and spearheading high-impact strategic plans



Sarah Mealman *Previous Affiliations* Medtronic, LABORIE

Marketing

- Joined Dynatronics in 2020; prior to that, managed Laborie urology implantable and neuromodulation portfolio
- At Medtronic, managed $750M MRI pacemaker portfolio



R.J. Smith *Previous Affiliations* BREG, Pfizer

Customer Experience

- Joined Dynatronics in 2020; prior to that, sales and marketing leader at Breg, a long-standing significant customer and partner of Dynatronics
- Prior to Breg, product manager at Pfizer and Johnson & Johnson



Carl Abbott *Previous Affiliations* teva, sigvaris

Strategic Accounts

- Joined Dynatronics in 2021; prior to that managed National Accounts for E-commerce, National Distribution, Retail and DME portfolio
- Training and performance improvement specialist building employee, customer, and end user programs



Skyler Black *Previous Affiliations* pwc

Corporate Controller

- Joined Dynatronics in 2018
- 12 years of financial discipline at PricewaterhouseCoopers, a Big 4 leader



Justin Nuahn *Previous Affiliations* C.H. ROBINSON, SICK Sensor Intelligence.

Human Resources

- Joined Dynatronics in 2021
- 20 years' experience in Human Resources, with focus on strategic Human Capital management

CAPITALIZATION / OWNERSHIP

Share count as of September 30, 2021

Common Shares Outstanding		17,604,296
8% Convertible Preferred Stock[(1)]		3,351,000
Total Shares		**20,955,296**
Market Cap of Equity (including convertible preferred stock)[(2)]	**$**	**31,432,944**
Debt[(3)]		$0
Less: Cash		5,500,000
Net Bank Debt as of 9/30/2021	**$**	**(5,500,000)**
Enterprise Value (including convertible preferred stock)	**$**	**25,932,944**
Warrants @ $2.75 weighted average exercise price		4,323,500
Options @ $1.56 weighted average exercise price		140,000
Unvested RSU		102,502
Total Options and Warrants		**4,548,500**

(1) Convertible one for one into Common; 8% annual dividend payable in cash or stock at Company preference
(2) Share price of $1.50 on 11/09/21
(3) Includes Line of Credit only

Dynatronics HAUSMANN BIRD & CRONIN